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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report included in this registration statement and the incorporation by reference in this registration statement of our report dated February 18, 2002 included in Cal Dive International Inc.'s Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration.




ARTHUR ANDERSEN LLP


Houston, Texas
May 3, 2002